Notes to the Balance Sheet	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
Notes to the Balance Sheet	Notes to the Balance SheetCash and Cash Equivalents

in 000' €	12/31/2023	12/31/2022
Bank Balances and Cash in Hand	158,511	402,353
Impairment	(11)	(2)
Cash and Cash Equivalents	158,500	402,351
The presentation of the development of the expected twelve-month loss for cash and cash equivalents can be found in Note 6.4.1.
For the effects from the agreements with Novartis regarding the potential business combination of MorphoSys via a voluntary takeover offer and with Incyte on the sale of tafasitamab on February 5, 2024, please refer to the section "6.9 - Subsequent events" of the notes.
Other Financial Assets
Other Financial Assets include, on the one hand, money market funds classified as FVTPL and on the other hand term deposits and bonds classified as AC.
The financial assets at fair value, with changes recognized in profit or loss, are following.

			Unrealized
in 000' €	Maturity	Cost	Gross Profit	Losses	Market Value
December 31, 2023
Money Market Funds	daily	227,363	6,730	0	234,094
Total					234,094
December 31, 2022
Money Market Funds	daily	14,616	6	0	14,622
Total					14,622
Details on the fair value hierarchy and the measurement methods for Financial Assets from Escrow Accounts can be found in Note 6.3. As of December 31, 2023, the escrow account amounted to € 0.8 million (December 31. 2022: € 0.0).
Realized and unrealized gains and losses on money market funds were recognized in the finance result in profit or loss. The valuation of money market funds resulted in a net gain of € 6.7 million in 2023 (2022: net gain of € 0.2 million; 2021: net gain of € 0.6 million).
The financial assets at amortized cost are shown in the following overview.

in 000’ €	Maturity	Cost	Effective Interest Income (+) / Expense (-)	Impairment	Carrying Amount
December 31, 2023
Term Deposits, Current Portion	1 to 12 months	285,546	639	(201)	285,984
Total					285,984
December 31, 2022
Term Deposits, Current Portion	1 to 12 months	490,000	881	(680)	490,201
Total					490,201
As of December 31, 2023, these assets mainly consisted of term deposits with fixed or variable interest rates.
Net interest income from financial assets classified as “at amortized cost” amounted to € 18.3 million in 2023 (2022: € 3.0 million net interest expense; 2021: € 1.7 million net interest expense) and was recognized in the finance result.
The risk associated with these financial instruments results primarily from bank credit risks. Further information on the credit risk for term deposits and corporate bonds can be found in Note 6.4.1.
Accounts Receivable
All accounts receivable are non-interest-bearing and generally have payment terms of between 20 and 66 days. As of December 31, 2023, and as of December 31, 2022, accounts receivable mainly consisted of receivables against Incyte from shared development costs as well as receivables from Monjuvi® product sales.
As of December 31, 2023, a total of € 14.4 million of the carrying amount of accounts receivables was attributable to the single Customer Incyte (December 31, 2022: € 51.4 million), or 45% of the Group‘s total accounts receivable at the end of 2023 (December 31, 2022: 56%).
The table below shows the accounts receivable by region as of the reporting date.

in 000' €	12/31/2023	12/31/2022
Germany	83	—
Europe (excluding Germany)	2,391	1,606
Asia	16	—
USA	29,770	90,038
Impairment	(166)	(414)
Total	32,094	91,231
The presentation of the development of the risk provisions in the 2023 and 2022 financial years for accounts receivable using the simplified impairment model can be found in Note 6.4.1.
For the effects from the agreements with Novartis regarding the potential business combination of MorphoSys via a voluntary takeover offer and with Incyte on the sale of tafasitamab on February 5, 2024, please refer to the section "6.9 - Subsequent events" of the notes.
Income Tax Receivables
As of December 31, 2023, income tax receivables amounted to € 5.3 million (December 31, 2022: € 2.6 million). These mainly comprised tax refund claims from tax allowances and withheld capital gains tax, which were recognized at nominal value.
Other Receivables
Other receivables as of December 31, 2023, mainly consisted of receivables from creditors with debit accounts in the amount of € 1.0 million (December 31, 2022: € 2.0 million). After the recognition of the change in fair value in the amount of € 4.3 million of the anti-dilution right from the HI-Bio acquisition and the executed financing round in December 2023, the anti-dilution right was fully utilized and hence the balance of the anti-dilution right as of December 31, 2023, was reduced to € 0.0 million (December 31, 2022: € 9.8 million). Further details can be found in Note 4.12.
The anti-dilution right was measured FVTPL and its measurement was based in part on unobservable parameters. This resulted in a fair value classification in the Level 3 valuation hierarchy. The planning assumptions underlying the valuation was influenced by estimates derived from the business valuation of HI-Bio. As of December 31, 2023, the anti-dilution right was fully used and hence balance sheet item was 0 €.
The anti-dilution right changed in 2023 and 2022 as follows.

in 000' €	2023	2022
Balance as of January 1	9,832	0
Additions	0	10,377
Gains/(losses) recognized in profit or loss statement	(4,251)	(386)
Reclassification to investment in associates	(5,581)	(160)
Balance as of December 31	0	9,832
As of December 31, 2023 and December 31, 2022, there were no impairments recognized on other receivables due to the low estimated risk.
Inventories
The table below shows inventories as of the reporting date.

in 000' €	12/31/2023	12/31/2022
Raw materials, Supplies and Production Materials	44,172	13,822
Finished Goods	25,296	10,431
Impairment	(7,400)	0
Total	62,068	24,253
As part of the assessment of the net realizable value test for the inventory, the Company performed an assessment of the shelf-life of the product on stock benchmarked against the most recent demand forecast. This analysis led to an impairment and respective losses are presented in cost of sales in the income statement. An impairment loss of € 7.4 million had to be recognized in 2023 (2022: € 0.0 million). Included in the value of the "Finished Goods" is an amount of € 19.4 million of drug substance which has already been prepaid by the customer. For details refer to 4.16 "Contract Liabilities."
The increase in "Raw materials and supplies" is mainly due to the purchase of drug substance during the year, which is the basis for further drug product production.
For the effects from the agreements with Novartis regarding the potential business combination of MorphoSys via a voluntary takeover offer and with Incyte on the sale of tafasitamab on February 5, 2024, please refer to the section "6.9 - Subsequent events" of the notes.
Prepaid Expenses and Other Assets
The current prepaid expenses and other assets are shown in the following table.

in 000' €	12/31/2023	12/31/2022
Receivables due from Tax Authorities from Input Tax Surplus	3,780	5,669
Prepayments for External Laboratory Services	1,711	5,937
Prepayments for Sublicenses	3,193	2,082
Other Prepayments	21,639	37,242
Total	30,323	50,930
"Other Prepayments" mainly include payments made in advance for raw materials and supplies required for the production of tafasistamab as well as for maintenance contracts, insurances and sublicenses. The decrease compared to the previous year is mainly due to lower prepayments for external laboratory services and consumables in connection with the production of tafasitamab.
The non-current prepaid expenses and other assets are shown in the following table.

in 000' €	12/31/2023	12/31/2022
Prepaid Expenses	6,124	7,405
Other Assets	1,217	1,324
Total	7,341	8,729
The non-current prepaid expenses mainly include prepayments for external services that will be utilized from 2025 onwards.
The Group has classified certain items within other assets as “restricted cash” that is not available for operational purposes of the Group. As of December 31, 2023, the Group had non-current restricted cash of € 1.0 million for rental deposits issued (December 31, 2022: € 1.1 million). As of December 31, 2023, € 0.2 million were deposited as collateral for credit cards by MorphoSys US Inc. (December 31, 2022: € 0.2 million).
Property, Plant and Equipment

in 000' €	Office and Laboratory Equipment	Furniture and Fixtures	Total
Cost
January 1, 2022	22,768	4,608	27,376
Additions	1,769	163	1,932
Disposals	(2,244)	(1,018)	(3,262)
Foreign Currency Translation Differences from Consolidation	147	257	404
December 31, 2022	22,440	4,010	26,450
Accumulated Depreciation and Impairment
January 1, 2022	18,809	1,460	20,269
Depreciation Charge for the Year	2,205	684	2,889
Impairment	349	49	398
Disposals	(2,230)	(1,000)	(3,230)
Foreign Currency Translation Differences from Consolidation	93	104	197
December 31, 2022	19,226	1,297	20,523
Carrying Amount
January 1, 2022	3,959	3,148	7,107
December 31, 2022	3,214	2,713	5,927
Cost
January 1, 2023	22,440	4,010	26,450
Additions	389	0	389
Disposals	(38)	(40)	(78)
Foreign Currency Translation Differences from Consolidation	(33)	(115)	(148)
December 31, 2023	22,758	3,855	26,613
Accumulated Depreciation and Impairment
January 1, 2023	19,226	1,297	20,523
Depreciation Charge for the Year	1,671	644	2,315
Disposals	(31)	0	(31)
Foreign Currency Translation Differences from Consolidation	(27)	(57)	(84)
December 31, 2023	20,839	1,884	22,723
Carrying Amount
January 1, 2023	3,214	2,713	5,927
December 31, 2023	1,919	1,971	3,890
No borrowing costs were capitalized during the reporting period, and there were neither restrictions on the retention of title nor property, plant and equipment pledged as security for liabilities. There were no material contractual commitments for the purchase of property, plant and equipment as of the reporting date.
Depreciation is contained in the following line items of profit or loss.

in 000' €	2023	2022	2021
Research and Development	1,557	1,818	1,681
Research and Development (Impairment)	0	398	1,537
Selling	226	113	63
General and Administrative	532	958	1,089
Total	2,315	3,287	4,370
Leases
The development of the right-of-use assets and lease liabilities is shown below.

	Right-of-Use Assets				Lease Liabilities
in 000' €	Building	Cars	Technical Equipment	Total
Balance as of January 1, 2022	41,051	246	1,188	42,485	42,584
Additions	2,146	31	4,047	6,224	6,224
Depreciation of Right-of-Use Assets	(3,424)	(131)	(387)	(3,942)	0
Interest Expenses on Lease Liabilities	0	0	0	0	1,051
Lease Payments	0	0	0	0	(4,446)
Disposals	0	0	0	0	0
Value adjustment	0	0	0	0	0
Foreign Currency Translation Differences from Consolidation	280	0	14	292	368
Balance as of December 31, 2022	40,053	146	4,862	45,060	45,781
Balance as of January 1, 2023	40,053	146	4,862	45,060	45,781
Additions	2	106	1,397	1,505	1,505
Depreciation of Right-of-Use Assets	(6,966)	(127)	(1,187)	(8,280)	0
Interest Expenses on Lease Liabilities	0	0	0	0	924
Lease Payments	0	0	0	0	(8,581)
Disposals	0	0	(27)	(27)	0
Value adjustment	(25,855)	0	(1,188)	(27,043)	(27,054)
Foreign Currency Translation Differences from Consolidation	(102)	0	(13)	(115)	(150)
Balance as of December 31, 2023	7,132	125	3,844	11,100	12,425
Lease agreements had the following effects on the statement of profit or loss.

in 000' €	2023	2022	2021
Depreciation of Right-of-Use Assets	4,607	3,942	3,648
Depreciation of Right-of-Use Assets (Change of Useful Life)	3,673	0	0
Interest Expenses on Lease Liabilities	924	1,051	1,157
Expenses for Short Term Leases	0	256	1,553
Expenses for Leases of Low Value Assets	31	19	17
Total	9,235	5,268	6,375
Depreciation of right-of-use assets is contained in the following line items of profit or loss.

in 000' €	2023	2022	2021
Cost of Sales	1,190	384	221
Research and Development	4,533	1,897	1,636
Selling	956	126	79
General and Administrative	1,601	1,535	1,711
Total	8,280	3,942	3,648
The maturity analysis of the lease liabilities as of December 31, 2023, is as follows.

December 31, 2023; in 000’ €
Contractual Maturities of Financial Liabilities	Less than 1 Year	Between One and Five Years	More than 5 Years	Total Contractual Cash Flows	Carrying Amount Liabilities
Lease Liabilities	4,124	9,237	0	13,360	12,425
The rental conditions for leases are negotiated individually and include different terms. Leases are generally concluded for fixed periods but may include extension options. Such contractual conditions offer the Group the greatest possible operational flexibility. In determining the term of the lease, all facts and circumstances are taken into account that provide an economic incentive to exercise extension options. If extension options are exercised with sufficient certainty, they are taken into account when determining the term of the contract. The leases contain fixed and variable lease payments linked to an index. As of December 31, 2023, potential future lease payments of € 25.3 million (discounted) were no longer included in the lease liabilities, as the company assumes that the option to extend the lease for an office building beyond the minimum lease term will no longer be exercised. The capitalized right-of-use asset was reduced accordingly.
Intangible Assets

in 000' €	Patents	Licenses	Licenses for Marketed Products	In-process R&D Programs	Internally Generated Intangible Assets	Software	Total
Cost
January 1, 2022	18,250	34,396	56,449	760,507	11,517	2,621	883,740
Additions	68	0	0	0	13,229	0	13,297
Disposals	(4,551)	(2,045)	0	0	0	(8)	(6,604)
Foreign Currency Translation Differences from Consolidation	0	0	0	46,414	0	12	46,426
December 31, 2022	13,767	32,351	56,449	806,921	24,746	2,625	936,859
Accumulated Amortization and Impairment
January 1, 2022	16,204	23,547	3,275	0	0	2,392	45,418
Amortization Charge for the Year	197	986	2,312	0	0	86	3,581
Impairment	42	0	0	0	7,806	27	7,875
Disposals	(4,551)	(2,045)	0	0	0	(5)	(6,601)
Reclassification	0	0	0	0	0	3	3
December 31, 2022	11,892	22,488	5,587	0	7,806	2,503	50,276
Carrying Amount
January 1, 2022	2,046	10,849	53,174	760,507	11,517	229	838,322
December 31, 2022	1,875	9,863	50,862	806,921	16,940	122	886,583
Cost
January 1, 2023	13,767	32,351	56,449	806,921	24,746	2,625	936,859
Additions	102	0	0	0	2,421	0	2,523
Disposals	(3)	0	0	0	(4,115)	0	(4,118)
Foreign Currency Translation Differences from Consolidation	0	0	0	(27,679)	0	(6)	(27,685)
December 31, 2023	13,866	32,351	56,449	779,242	23,052	2,619	907,579
Accumulated Amortization and Impairment
January 1, 2023	11,892	22,488	5,587	0	7,806	2,503	50,276
Amortization Charge for the Year	234	986	2,312	0	0	81	3,613
Impairment	0	8,877	0	0	708	0	9,585
Disposals	0	0	0	0	0	0	0
Foreign Currency Translation Differences from Consolidation	0	0	0	0	0	(4)	(4)
December 31, 2023	12,126	32,351	7,899	0	8,514	2,580	63,470
Carrying Amount
January 1, 2023	1,875	9,863	50,862	806,921	16,940	122	886,583
December 31, 2023	1,740	0	48,550	779,242	14,538	39	844,109
There were no material contractual commitments for the purchase of intangible assets as of the reporting date.
In the financial year 2023 an impairment of the full amount was recorded for a license since it was decided to no longer pursue the underlying technology and also all efforts to materialize the value through out-licensing activities have not been successful.
Consequently, the license had to be impaired. In 2022 an impairment loss of € 7.8 million was recognized due to a management decision not to utilize production capacities at a manufacturer in the future.
Amortization was included in the following line items of profit or loss.

in 000' €	2023	2022	2021
Cost of Sales	2,311	2,285	2,312
Cost of Sales (Impairment)	0	0	0
Research and Development	1,294	1,281	1,272
Research and Development (Impairment)	9,584	7,875	13
Selling	0	3	2
General and Administrative	8	12	24
Total	13,197	11,456	3,623
In-Process R&D Programs
Tafasitamab
As an intangible asset not yet available for use and a carrying amount of € 10.4 million, tafasitamab was subject to an annual impairment test on December 31, 2023, as required by IAS 36. This intangible asset represents a milestone payment for tafasitamab that was capitalized in 2021. This payment was made for an indication for which marketing authorization has not yet been granted.
The recoverable amount of the tafasitamab cash-generating unit was determined on the basis of value-in-use calculations, which concluded that the recoverable amount exceeded its carrying amount. The cash flow forecasts took into account expected cash inflows from the potential commercialization of tafasitamab, the cash outflows for anticipated research and development, and the costs for tafasitamab’s commercialization. The cash flow forecasts are based on the period of patent protection for tafasitamab. For this reason, a planning horizon of approximately 21 years is considered appropriate for the value-in-use calculation. The values of the underlying assumptions were determined using both internal (past experience) and external sources of information (market information). Based on the updated cash flow forecast, the value-in-use was determined as follows: A beta factor of 1.6 (2022: 1.0) and WACC before taxes of 15.9% (2022: 11.4%). A sensitivity analysis was performed for the discount rate. A sensitivity analysis for changes in the cash flows was not performed since the cash flows from research and development and the commercialization of the compound have already been probability adjusted in the value-in-use calculations so as to reflect the probabilities of success in phases of clinical trials. The analysis did not reveal any need for impairment. The values ascribed to the assumptions correspond to the Management Board’s forecasts for future development and are based on internal planning scenarios, as well as external sources of information.
No indicators of impairment were identified on December 31, 2023.
Pelabresib and tulmimetostat
As intangible assets not yet available for use and a carrying amount of together € 768.8 million, pelabresib (carrying amount € 766.7 million) and tulmimetostat (carrying amount € 2.1 million) were subject to an annual impairment test on December 31, 2023, as required by IAS 36. Pelabresib and tulmimetostat each constitute a cash-generating unit. The recoverable amount was determined on the basis of value-in-use calculations, which concluded that the recoverable amount exceeded its carrying amount. The cash flow forecasts took into account expected cash inflows (revenues based on patient numbers and the price obtained in the market) from the potential commercialization of pelabresib and tulmimetostat, the cash outflows for anticipated research and development, and the costs for the commercialization of pelabresib and tulmimetostat. The cash flow forecasts are based on the period of patent protection for pelabresib and tulmimetostat. For this reason, a planning horizon of approximately 21 years is considered appropriate for the value-in-use calculation. The values of the underlying assumptions were determined using both internal (past experience) and external sources of information (market information). Based on the updated cash flow forecast, the value-in-use was determined as follows: A beta factor of 1.6 (2022: 1.5) and WACC before taxes of 14.0% (2022: 13.7%).
A sensitivity analysis of the determined value-in-use was performed. This included the underlying estimates for the cash flow forecasts and for the discount rate. In each case, one planning assumption is changed and all other estimates are kept constant. The value-in-use would correspond to the carrying amount if the cash flow forecasts were reduced by 49% or the discount rate were increased by 9.4%. The values attributed to the assumptions correspond to the Management Board's assessment with regard to future developments and are based on internal planning scenarios as well as external sources.
Licenses for Marketed Products
Tafasitamab
Since the market approval of Monjuvi®, the compound is classified as an intangible asset with a finite useful life and amortized as of that date. The Group amortizes the intangible asset on a straight-line basis over the estimated useful life of the acquired license until 2044 and recognizes the amortization in cost of sales. The duration and method of amortization are reviewed at the end of each financial year. In the event of triggering events, the asset is tested for impairment, if any. As of December 31, 2023, no indications of impairment were identified.
Internally generated intangible assets
In 2021, it was decided to contract new manufacturers of tafasitamab. Related costs, including FTE and external costs, were capitalized as internally generated intangible assets. As of December 31, 2023, the carrying amount was € 14.5 million (December 31, 2022: € 16.9 million). As soon as the know-how transfer is successful and an associated certification has been obtained, amortization will commence.
There was an impairment in 2023 amounting to € 0.7 million (2022: € 7.8 million).The impairment in the prior year was based on a management decision not to utilize production capacities at a manufacturer in the future.
For the effects from the agreements with Novartis regarding the potential business combination of MorphoSys via a voluntary takeover offer and with Incyte on the sale of tafasitamab on February 5, 2024, please refer to the section "6.9 - Subsequent events" of the notes.
Goodwill
Slonomics Technology
The goodwill from the acquisition of Sloning BioTechnology GmbH in 2010 was written off in full in financial year 2023, as management believes that the future cash flows from the contribution of Slonomics technology can no longer be realized. Accordingly, an impairment of goodwill in the amount of € 1.6 million was recognized in the income statement.
Constellation
As of December 31, 2023, goodwill of € 342.3 million from the acquisition of Constellation was subject to an impairment test. Goodwill was allocated to the group of cash-generating units Constellation, as goodwill is monitored at this level. In addition, future potential cash flows of this group of cash-generating units will only be generated by Constellation's own compounds, which are also recognized by these companies.
The recoverable amount of the group of cash-generating units Constellation was determined on the basis of value-in-use calculations. The calculation showed that the value-in-use was higher than the carrying amount of this group of cash-generating units.The cash flow projections included expected payments from the commercialization of pelabresib and other compounds, the cash outflows for anticipated research and development, and the costs for pelabresib’s and the other compounds' commercialization. The cash flow forecasts are based on the period of patent protection for pelabresib and the other compounds. For this reason, a planning horizon of approximately 21 years is considered appropriate for the value-in-use calculation. The values of the underlying assumptions were determined using both internal (past experience) and external sources of information (market information). Based on the cash flow forecast, the value-in-use was determined as follows: A beta factor of 1.6 (2022: 1.5) and WACC before taxes of 15.5% (2022: 14.7%).
A sensitivity analysis of the determined value-in-use was performed. This included the underlying estimates for the cash flow forecasts and for the discount rate. In each case, one planning assumption is changed and all other estimates are kept constant. The value-in-use would correspond to the carrying amount if the cash flow forecasts were reduced by 34% or the discount rate were increased by 5.4%. The values attributed to the assumptions correspond to the Management Board's assessment with regard to future developments and are based on internal planning scenarios as well as external sources.
Investment in Associates
As of December 31, 2023, MorphoSys AG holds a 12.1% stake in Human Immunology Biosciences, Inc. ("HI-Bio"), based in San Francisco, California, USA (2022: 15.0%). HI-Bio is a biotechnology company focused on the discovery and development of precision medicines for autoimmune and inflammatory diseases. HI-Bio is not publicly traded. MorphoSys obtained a 15.0% share in HI-Bio by making a contribution in kind of a license for felzartamab (MOR202) back in financial year 2022. The shareholding represents both the capital and the voting rights and takes into account the pro rata sale of shares in 2023 from which € 4.6 million was received in cash. In addition to the shareholding, MorphoSys AG had the right to receive further shares (anti-dilution right). The right to receive further shares was recognized as fair value as a financial asset (refer to Note 4.5).
HI-Bio is accounted for in the consolidated financial statements using the equity method, as described in the Group's accounting policies (refer to Note 2.2.2 of these notes). This accounting treatment is due to the fact that, despite a shareholding of less than 20%, MorphoSys AG can exercise significant influence over HI-Bio. The relevant criteria for this are: representation of MorphoSys on the Board of Directors of HI-Bio and consequently participation in decision-making processes of HI-Bio, MorphoSys entered into significant transactions with HI-Bio, and MorphoSys has provided significant technical information to HI-Bio.
The following tables provide summarized financial information of the balance sheet and comprehensive income about the Group's investment in HI-Bio (including modifications due to differences in accounting policies). This reflects the status as of September 30, 2023, as this is the last available financial statement from HI-Bio as of the date of preparation of the MorphoSys consolidated financial statements.

in 000' €	12/31/2023	12/31/2022
Current Assets	16,976	12,052
thereof Cash and Cash Equivalents	15,432	11,220
thereof Other Assets	1,544	833
Non-Current Assets	39,849	31,421
Current Liabilities	12,095	10,943
thereof Financial Liabilities (excluding Accounts Payable)	712	10,334
thereof Other Financial Liabilities	11,383	609
Non-Current Liabilities	5,839	11,358
Stockholders’ Equity	38,890	21,173
Group Share in Equity (2023: 12.1%; 2022: 15.0%)	4,694	3,176

in 000' €	2023	2022
Revenues	0	0
Interest Income	1,188	(5)
Depreciation and Amortization	(185)	(58)
Interest Expenses	0	(10)
Income Tax Benefit / (Expenses)	0	0
Loss	(54,312)	(28,700)
Other Comprehensive Income	0	0
Total Comprehensive Income	(54,312)	(28,700)
Dividends Received	0	0
The following table reconciles the summarized financial information presented to the carrying amount of the investment in the associates in the consolidated financial statements. The carrying amount of HI-Bio does not reconcile to the group share in equity in the associate. This is due to a fair value adjustments, a goodwill allocation, made at the time of acquisition and also due to timing differences (HI-Bio figures from the previous quarter are utilized) as well as the transfer of the dilution asset.

in 000' €	2023	2022
Balance as of January 1 / June 14	5,352	9,497
Group Share of Total comprehensive Loss	(8,175)	(4,305)
Anti-Dilution Asset	5,581	160
Sale of Shares of Investment in Associates	(340)	0
Balance as of December 31	2,418	5,352
In 2023 HI-Bio was able to close certain capital raising rounds which resulted in the reclassification of € 5.6 million from the Anti-Dilution asset to the carrying-amount of the share in associates.
License agreements will enable HI-Bio to develop and commercialize MorphoSys' anti-CD38 antibody felzartamab and anti-C5aR1 antibody MOR210. HI-Bio will receive worldwide commercialization rights for felzartamab and MOR210 except for the territories for felzartamab and MOR210 licensed to I-Mab Biopharma in 2017 and 2018.
Upon the achievement of certain milestone events for Felzartamab, MorphoSys receives additional shares of up to US$ 67.5 million (€ 61.1 million) and payments of up to US$ 500.0 million (€ 452.5 million). In addition, MorphoSys is eligible to receive tiered royalties on future net sales of felzartamab.
During the period from June 14, 2022 to June 30, 2023, all of MorphoSys's expenses related to the clinical development of felzartamab, which include personnel costs, costs for external services and material expenses, have been fully compensated or reimbursed by HI-Bio.
As consideration for the licensing of MOR210, MorphoSys received a payment of US$ 15.0 million (€ 14.4 million) in 2022. Upon achievement of certain events, MorphoSys may receive further payments of up to US$ 500.0 million (€ 452.5 million). In addition, MorphoSys is eligible to receive tiered royalties on future net sales of MOR210.
Deferred Tax Assets
At group level no deferred tax assets were recognized after netting with deferred tax liability in the 2023 financial year (December 31, 2022: € 0.0 million).
Accounts Payable and Accruals
Accounts payable and licenses payable were non-interest-bearing and, under normal circumstances, have payment terms of no more than 30 days.
Accounts payable and accruals are listed in the following table.

in 000' €	12/31/2023	12/31/2022
Accounts Payable	28,388	38,579
Accruals	79,936	117,418
Other Liabilities	1,481	1,273
Total	109,805	157,270
Accruals are shown in the following overview:

in 000' €	12/31/2023	12/31/2022
Accruals for External Laboratory Services	37,002	78,737
Accrued Personnel Expenses for Payments to Employees and Management	23,902	19,489
Accruals for Outstanding Invoices	14,263	11,908
Accruals for Revenue Deductions from Product Sales	1,878	2,364
Accruals for Legal Fees	278	1,091
Accruals for Audit Fees and other related Costs	378	1,790
Accruals for License Payments	2,236	2,039
Total	79,936	117,418
At the Company’s Annual General Meeting in May 2023, PricewaterhouseCoopers GmbH Wirtschaftsprüfungsgesellschaft (PwC GmbH), Munich, was appointed as the auditor. The Supervisory Board engaged PwC GmbH to audit the financial statements.
The table below shows the total fees PwC Network received in the 2023 financial year.

in 000' €	12/31/2023	12/31/2022
Audit Fees	2,472	2,335
Fees for Other Assurance Services	700	112
Other Fees for Other Services	5	11
Total	3,178	2,458
The Audit Fees relate to the audit of the consolidated financial statements and the audit of the annual financial statements as well as all related services, including the review of the interim consolidated financial statements.
Other assurance services comprise fees in connection with the non-financial group report, services in connection with the issue of a comfort letter, as well as the audit of the content of the remuneration report.
Out of total fee, an amount of € 5k relates to a license fee for the use of a digital information platform and relate to PwC Product Sales LLC, USA and is included in other services. All remaining fees relate to PwC GmbH.
Tax Liabilities and Provisions
As of December 31, 2023, the Group recorded tax liabilities of € 0.3 million (December 31, 2022: € 0.8 million) and provisions of € 32.5 million (December 31, 2022: € 14.7 million). Provisions included mainly expenses for share-based payments when these are settled by other assets equivalent to the value of a certain number of shares or stock options (“cash settlement”), as well as present obligations for onerous contracts.
The table below shows the development of tax liabilities and current and non-current provisions in the 2023 financial year.

in 000' €	01/01/2023	Additions	Utilization	Release	12/31/2023
Tax Liabilities	793	0	(463)	0	330
Provisions, current	6,006	2,359	(2,196)	(2,042)	4,127
Provisions, non-current	8,675	22,199	(686)	(1,825)	28,364
Total	15,474	24,558	(3,345)	(3,867)	32,821
Provisions mainly include provisions for share-based payments in the amount of € 28.2 million.
For the effects from the agreements with Novartis regarding the potential business combination of MorphoSys via a voluntary takeover offer and with Incyte on the sale of tafasitamab on February 5, 2024, please refer to the section "6.9 - Subsequent events" of the notes.
Contract Liabilities
Contract liabilities relate to transaction prices paid by customers that are allocated to unfulfilled performance obligations. The changes in this item are shown in the table below.

in 000' €	2023	2022
Balance as of January 1	0	253
Prepayments Received in the Financial Year	19,444	37,109
Revenues Recognized in the Reporting Period that was included in the Contract Liability at the Beginning of the Period	0	(253)
Revenues Recognized for Received Prepayments and Services Performed in the Financial Year	0	(37,109)
Balance as of December 31	19,444	0
thereof short-term	19,444	0
thereof long-term	0	0
Deferred Tax LiabilitiesAs of December 31, 2023, deferred tax liabilities of € 6.5 million were recognized after offsetting (December 31, 2022: € 6.5 million)Bonds
MorphoSys AG placed non-subordinated, unsecured convertible bonds in 2020 for a nominal amount of € 325.0 million, equal to 3,250 bonds with a nominal amount of € 100,000 each, and maturing on October 16, 2025.
The convertible bonds were issued at 100% of their nominal amount and carry a coupon of 0.625% p.a. payable semi-annually. The conversion price is € 131.29. The convertible bonds are traded on the Open Market Segment (Freiverkehr) of the Frankfurt Stock Exchange.
The convertible bonds are convertible between November 26, 2020 and the fortieth trading day prior to maturity. As of the maturity date, MorphoSys has the right to either pay the full amount in cash or to settle a certain amount through the delivery of shares. The convertible bonds are convertible into approximately 2,475,436 new or existing bearer ordinary shares MorphoSys.
MorphoSys is entitled to redeem the convertible bonds at any time the market price of MorphoSys shares reaches at least 130% of the then applicable conversion price over a period of twenty trading days or when only 20% or less of the original total nominal amount of the convertible bond is still outstanding. Repayment is then made in the amount of the nominal value plus accrued interest.
The holders of the convertible bonds have a conditional call right should an investor directly or indirectly acquire at least 30% of the voting rights in MorphoSys (representing a change of control). In the event of such a change of control, each convertible bondholder has the right to call the bonds that have not yet been converted or redeemed. Repayment is then made in the amount of the nominal value plus accrued interest.
The conversion right securitized in the convertible bond represents an equity instrument and was recognized in equity (additional paid in capital) for an amount of € 49.2 million net of deferred taxes and issuance costs attributable to the equity component. The equity component is not adjusted over time, and the liability component is classified as a financial liability at amortized cost. As of the date of initial recognition, the liability component amounted to € 270.7 million after the deduction of issuance costs. The difference between this amount and the nominal value of € 325.0 million is recognized as an interest expense over the term of the financial liability using the effective interest method.
The early termination rights from MorphoSys (issuer call and clean-up call) and the put option of the convertible bondholders in the case of change of control all represent embedded derivatives that, however, have not been separated in accordance with IFRS 9, as they are considered to be closely related to the base contract. Accordingly, these components are included in the financial liability.
On March 30, 2023, MorphoSys repurchased outstanding convertible bonds via a modified reverse Dutch auction procedure. At the close of the modified reverse Dutch auction procedure, MorphoSys had agreed to repurchase bonds representing € 62.9 million in aggregate principal amount (approximately 19.35% of the outstanding principal amount). The purchase price per € 100,000 nominal was € 64,000. The settlement procedure finished on March 30, 2023. Following the repurchase the bonds have been cancelled and deleted from the global certificate. As of December 31, 2023, there were 2,621 convertible bonds outstanding each with a notional amount of € 100,000. Upon repurchase MorphoSys realized a gain of € 16.4 million as the difference of the carrying amount as of the date of the repurchase and the fair value for the redeemed bonds. There were no bond conversions in the most recent fiscal year.
For the effects from the agreements with Novartis regarding the potential business combination of MorphoSys via a voluntary takeover offer and with Incyte on the sale of tafasitamab on February 5, 2024, please refer to the section "6.9 - Subsequent events" of the notes.
Financial Assets and Liabilities from Collaborations
MorphoSys AG and Incyte Corporation signed a collaboration and license agreement in 2020 for the further global development and commercialization of MorphoSys’s proprietary anti-CD19 antibody tafasitamab. Under the terms of this agreement, MorphoSys could, among other things, pending on the achievement of certain developmental, regulatory, and commercial milestones, receive milestone payments amounting to up to US$ 1.1 billion (€ 995.5 million). MorphoSys also receives tiered royalties in a mid-teen to mid-twenties percentage of net sales of Monjuvi® outside the U.S. In the U.S., MorphoSys and Incyte co-commercialize Monjuvi®, with MorphoSys being responsible for the commercial relationship with the end customer, which also comprises the deliveries of the drug and the collection of the related cash inflows. The revenues from product sales of Monjuvi® are, therefore, recognized by MorphoSys, as it is the principal of the transaction. Incyte and MorphoSys are jointly responsible for the commercialization activities in the U.S. and will equally share any profits and losses (50/50 basis). Outside the U.S., Incyte has received exclusive commercialization rights, determines the commercialization strategy and is responsible for the commercial relationship with the end customer, including the deliveries of the drug and the collection of the related cash inflows. Therefore, Incyte will recognize all revenues generated from sales of tafasitamab outside the U.S. and will pay royalties to MorphoSys on these sales.
As part of the agreement, MorphoSys recorded the balance sheet items "Financial Assets from Collaborations" and "Financial Liabilities from Collaborations." The financial asset represents MorphoSys’s current reimbursement claim against Incyte from the expected future losses associated with the U.S. commercialization activities (as Incyte has agreed to compensate MorphoSys for 50% of said losses) measured at fair value. The financial liability, measured initially at fair value, represents Incyte’s prepaid entitlement to future profit sharing on sales of Monjuvi® in the U.S. (as MorphoSys will share 50% of these profits with Incyte). Incyte has already acquired this right with the payments made in 2020; therefore, a liability had to be recognized at that time. The basis for the initial valuation at fair value was the corporate planning and its shared profits and losses thereof in connection with the commercialization activities of MorphoSys and Incyte in the United States for the years ahead.
The financial asset is subsequently measured at fair value through profit or loss and the financial liability at amortized cost using the effective interest method. Any resulting effective interest is recognized in the finance result. The basis for the valuation at fair value is the corporate planning and its shared profits and losses thereof in connection with the commercialization activities of MorphoSys and Incyte in the U.S. for the years ahead. Cash flows from the profits and losses shared equally between the two parties are generally recognized directly against the financial asset or financial liability. Differences between the planned and actual cash flows from the financial asset or financial liability are recorded in the finance result. Effects resulting from changes in planning estimates regarding the expected net cash flows from financial assets and financial liabilities are also recognized in the finance result. The initial effective interest rate continues to be applied for the subsequent measurement of the financial liability, whereas the current yield curve is used for the financial assets. Foreign currency translation effects from the financial asset or financial liability are also recognized in the finance result.
The planning assumptions are influenced by estimates and mainly comprise revenues and costs for the production and sale of Monjuvi® in the U.S., the discount rate and the expected term of cash flows. Revenues are affected by variable influencing factors such as patient numbers and the number of doses of Monjuvi® administered, as well as the price that can be obtained in the market. Costs include the manufacturing costs for these doses of Monjuvi® and other cost components for e.g. sale, transport, insurance, and packaging. To determine the fair value of financial assets from collaborations, expected cash inflows from Incyte‘s planned losses resulting from the co-promotion activities of Monjuvi® in the U.S. are discounted using market interest rates of financial instruments with comparable currencies and maturities, taking into account Incyte‘s credit risk. The expected cash outflows are discounted using market interest rates of financial instruments with comparable currencies and maturities, taking into account the credit risk of MorphoSys. The term is the estimated time period over which Monjuvi® will generate benefits in the approved indication and therefore the expected term of product sales in the U.S. These estimates are based on assumptions that are jointly arrived at and approved quarterly by the responsible departments at MorphoSys and Incyte. Financial assets and financial liabilities from collaborations are furthermore subject to significant uncertainties from currency exchange rate developments.
As of December 31, 2023, US$ 3.8 million (€ 3.4 million) were recognized as a current financial asset and US$ 6.1 million (€ 5.5 million) as a current financial liability and US$ 120.3 million (€ 108.9 million) as a non-current financial liability as result of the collaboration with Incyte. As of December 31, 2022, € 0.0 million of current financial assets, € 2.5 million of current financial liabilities and € 217.8 million of non-current financial liabilities were recognized. The change is mainly resulting from changes in internal planning assumptions in the fourth quarter 2023 regarding the expected net cash flows related to financial liabilities from collaborations. For this purpose, an amount of € 107.8 million was recognized in financial income. Changes resulted mainly from lower expected future sales revenues for Monjuvi® in the USA. Additionally, income for foreign currency valuation in the amount of € 7.7 million as well as effects from cash payments of € 2.4 million were recognized. This was offset by expense from the application of the effective interest method in the amount of € 8.8 million.
MorphoSys and Incyte will also share the development costs for the jointly initiated worldwide and U.S.-specific clinical trials at a ratio of 55% (Incyte) to 45% (MorphoSys). This 45% share of development costs borne by MorphoSys is included in research and development costs. Should MorphoSys provide services in excess of this 45% share, MorphoSys will be entitled to a compensation claim against Incyte, which will qualify as revenue in accordance with IFRS 15. Related expenses for the provision of the service are recognized as cost of sales. Conversely, MorphoSys has to bear additional research and development expenses if Incyte performs more than 55% of the total clinical trial services. In addition, Incyte will assume 100% of future development costs for clinical trials in countries outside the United States, which are conducted in Incyte’s own responsibility. Incyte has the option to obtain development services from MorphoSys for this purpose. If this option is exercised, the related income will be recognized as revenue.
The financial assets from collaborations are classified at FVTPL and their measurement is based on the above-mentioned partly unobservable parameters. This results in a fair value classification in the Level 3 measurement hierarchy. The assets changed in 2023 as follows:

in 000' €	2023	2022
Balance as of January 1	0	16,730
Additions	0	0
Cash Receipts	0	(23,768)
Through Profit or Loss (in Finance Income/Expenses)	3,410	7,038
Balance as of December 31	3,410	0
The estimates underlying the financial liabilities from collaborations are subject to a sensitivity analysis below. This would have resulted in the following effects on the carrying amount of the financial liabilities from collaborations as of December 31, 2023 and 2022. In each case, one planning assumption is changed and all other estimates are kept constant.

	12/31/2023		12/31/2022
in million €	+1%	(1)%	+1%	(1)%
Change in Price obtained in the Market (revenue related)	4.0	(4.0)	5.5	(5.5)
Change in Patient Numbers and Number of Doses administered (revenue related)	3.5	(3.5)	4.9	(4.9)
Change in Manufacturing Costs and other Cost Components (cost related)	(2.8)	2.8	(3.3)	3.3
Change in Patient Numbers and Number of Doses administered (cost related)	(0.4)	0.4	(0.5)	0.5
For the effects from the agreements with Novartis regarding the potential business combination of MorphoSys via a voluntary takeover offer and with Incyte on the sale of tafasitamab on February 5, 2024, please refer to the section "6.9 - Subsequent events" of the notes.
Financial Liabilities from Future Payments to Royalty Pharma
In 2021, a royalty purchase agreement and a revenue participation agreement were concluded with Royalty Pharma. In addition, a development funding bond was agreed, which was issued during fiscal year 2022. These agreements are summarized in the balance sheet item "Financial Liabilities from Future Payments to Royalty Pharma" (hereinafter referred to as "Royalty Pharma - Financial Liability").

in 000' €	2023	2022
Royalty Pharma - Financial Liability	1,058,317	1,141,884
thereof short-term	111,028	102,171
thereof long-term	947,289	1,039,713
Development Funding Bond	377,847	358,590
thereof short-term	8,784	0
thereof long-term	369,064	358,590
Balance as of Financial Liabilities from Future Payments to Royalty Pharma	1,436,165	1,500,474
thereof short-term	119,811	102,171
thereof long-term	1,316,353	1,398,303
Royalty Pharma - Financial Liability
The "Royalty Pharma - Financial Liability" changed as follows in 2023 and 2022:

in 000' €	2023	2022
Balance as of January 1	1,141,884	1,193,557
Addition	0	0
Amortizations from Effective Interest Method	56,623	66,672
Changes from Adjustments to Planning Assumptions	(23,746)	(28,285)
Transfer of Assigned License Revenues to Royalty Pharma	(110,957)	(96,897)
Foreign Currency Translation Differences from Consolidation	(5,487)	6,837
Balance as of December 31	1,058,317	1,141,884
This financial liability represents MorphoSys' (and Royalty Pharma's) obligation under the royalty purchase agreement to pass on certain future royalty revenues to Royalty Pharma in the form of royalties and milestones. This includes 100% of MorphoSys' entitlement since April 1, 2021 for royalties from net sales of Tremfya from Janssen passed on to Royalty Pharma. Also included in the financial liability is Constellation's obligation to transfer 3% of future net sales of clinical-stage compounds (pelabresib and tulmimetostat) to Royalty Pharma under the revenue participation agreement. If net sales of pelabresib exceed US$ 30.0 million (€ 27.1 million) in any fiscal year, an additional payment of US$ 50.0 million (€ 45.2 million) will be due. However, the rights to the underlying intellectual property of pelabresib and tulmimetostat remain with MorphoSys.
In addition, a contingent payment from Royalty Pharma to MorphoSys of up to US$ 100.0 million (€ 90.5 million) was agreed, which is subject to the achievement of certain clinical, regulatory and commercial milestones for otilimab from GSK, gantenumerab from Roche and pelabresib from Constellation.
The financial liability was measured at fair value at the date of inception (July 15, 2021). The initial measurement at fair value was based on corporate planning and the resulting net sales for the coming years, reduced by the market inequity in fiscal year 2021 described under "Development Financing Bond" (see below). There is no cash inflow and outflow at MorphoSys, as the agreed royalty percentages are paid directly by Janssen to Royalty Pharma. The cash flows from the transfer of assigned license revenues are generally recognized directly against the financial liability with no effect on profit or loss. Deviations of the actual cash flows from the original planning are recognized in finance income/expenses. Effects resulting from changes in the planning assumptions regarding the expected net cash flows are also recognized in finance income/expenses. The initial effective interest rate continues to be used for the subsequent measurement of the financial liability, as the financial liability is measured at amortized cost using the effective interest method. Royalty revenue from any product sales will continue to be recognized in profit or loss by MorphoSys, which acts as the principal.
The planning assumptions are influenced by estimates and mainly relate to the expected revenues from Tremfya, pelabresib and tulmimetostat and the expected term of the cash flows. Revenues are influenced by variable factors such as patient numbers and the number of doses administered as well as the price that can be achieved in the market. The estimated figures are also subject to exchange rate fluctuations, as the planning is made in USD, but payment has been agreed in euros. The term represents the estimated period over which Tremfya in the approved indication and pelabresib and tulmimetostat will generate future cash inflows and thus the expected duration of product sales. The above estimates are weighted with an expected probability of obtaining regulatory approval. The cash inflows and outflows represent an estimate of future revenues and costs from the out-licensed products and are subject to a significant degree of judgment. These estimates are based on assumptions that are developed and approved by the responsible departments of MorphoSys on a quarterly basis.
The estimates underlying the "Royalty Pharma - Financial Liability" are subject to a sensitivity analysis below. This would have resulted in the following effects on the carrying amount of the Royalty Pharma financial liability measured at amortized cost as of December 31, 2023, and December 31, 2022. In each case, one planning assumption is changed and all other estimates are kept constant.

	12/31/2023		12/31/2022
in million €	+1%	(1)%	+1%	(1)%
Change in variable Factors on Revenues	10.6	(10.6)	11.4	(11.4)
Change in Foreign Exchange Rate for future Royalties and Net Sales	0.2	(0.2)	0.0	0.0
Development Funding Bond
The development funding bond changed as follows in 2023 and 2022:

in 000' €	2023	2022
Balance as of January 1	358,590	62,619
Cash Receipts	0	295,421
Amortizations from Effective Interest Method	32,414	11,746
Foreign Currency Translation Differences from Consolidation	(13,157)	(11,196)
Balance as of December 31	377,847	358,590
As all of the agreements with Royalty Pharma in 2021 were entered into on an arm's length basis, it can be assumed that the consideration paid by Royalty Pharma corresponds in total to the fair value of the liabilities entered into. However, as the implied interest rate on the development funding bond individually is 13.3%, which is higher than the market interest rate of 6.3% (as of 2021), it can be assumed that part of the consideration is to be considered as compensation for the market inequity (in the amount of the present value of the interest rate differential) of the development funding bond. Accordingly, for the agreed minimum amount of US$ 150.0 million (equivalent to € 147.7 million), the "Royalty Pharma - Financial Liability" was reduced by US$ 69.0 million (€ 58.4 million), and this amount was allocated to the development funding bond as compensation for the market inequity. The development funding bond is measured using the effective interest method.
Due to the issue amount exceeding the agreed minimum amount of US$ 150.0 million (equivalent to € 147.7 million), there is a difference in the transaction price and the fair value at initial recognition of the development funding bond at the time of payment in 2022. This is determined using the present value of the interest rate difference between the nominal interest rate of 13.3% and a market interest rate of 7.5% (as of 2022) and was measured in the amount of US$ 57.6 million (equivalent to € 56.7 million). The resulting fair value is higher than the amount paid out, so that the difference is to be regarded as a loss on initial recognition of the financial liability and recognized as a deferral. This results from the fact that the fair value of this financial liability is not evidenced by a quoted market price in an active market for an identical liability, nor by a valuation technique that uses only data from observable markets. The deferral of the initial measurement loss is recorded in the same balance sheet line item as the development funding bond. The deferral is amortized over the life of the bond based on the performance of the bond.
The development of the deferral of the initial measurement loss can be seen in the following table. The initial measurement loss is included as a deferral with a debit amount in the development funding bond.

in 000' €	2023	2022
Balance as of January 1	52,862	0
Addition	0	56,738
Amortization	(4,640)	(1,173)
Foreign Currency Translation Differences from Consolidation	(1,737)	(2,703)
December 31	46,485	52,862
Stockholders' EquityCommon Stock
As of December 31, 2023, the Company had common stock in the amount of € 37,655,137 or 37,655,137 shares (December 31, 2022: € 34,231,943 or 34,231,943 shares), divided into 37,655,137 no-par-value bearer shares (December 31, 2022: € 34,231,943 or 34,231,943 shares). The increase in common stock resulted entirely from the new shares created in the context of the capital increase in December 2023.
With the exception of the 53,685 treasury shares (€ 53,685) held by the Company (December 31, 2022: 65,980 treasury shares or € 65,980), the shares concerned are bearer shares with dividend entitlements and voting rights, with each share carrying one vote at the Annual General Meeting.
The development of the equity of the parent company MorphoSys AG (including the assessment with regard to the provision of Section 92 German Stock Corporation Act) as well as of MorphoSys Group is closely monitored by the Management Board. In addition, the company is closely monitoring the liquidity situation of MorphoSys Group and of MorphoSys AG, and believes that MorphoSys has sufficient liquid funds to ensure business operations for the forecast period (at least twelve months from the issuance date of the consolidated and statutory financial statements), which is subject to the going-concern assessment, without requiring additional proceeds from external refinancing. Any potential cashflows resulting from the Novartis Business Combination Agreement as announced on February 5, 2024, were not considered in the recent corporate planning.
Based on the company's recent corporate planning, which also incorporates the additionally released positive cash impacts from the sale of tafasitamab to Incyte as announced on February 5, 2024, MorphoSys believes that its liquidity is sufficient to finance its operational activities until early 2026, including the convertible bonds repayment. Any potential cashflows resulting from the Novartis Business Combination Agreement as announced February 5, 2024, were not considered in this recent corporate planning.
Under the Business Combination Agreement, Novartis agreed to use all such efforts which are from the perspective of a prudent business person reasonable and appropriate to provide MorphoSys with the financial resources required following completion of the Novartis Takeover Offer to enable MorphoSys to pay any obligations of MorphoSys arising from the implementation of the Novartis Takeover Offer as and when due, for example, but not limited to, the obligation from the convertible bonds and the obligations arising form the long-term incentive plans, each to the extent triggered by the completion of the Novartis Takeover Offer.
For the unlikely case that Novartis would withdraw its takeover offer and MorphoSys consequently would remain a stand-alone company, management would need to assess different financing options to ensure the going-concern assumption beyond early 2026 according to regulatory requirements. Management would then consider both non-dilutive financing options, such as out-licensing of (pre-) clinical assets or the sale of potential future royalties, but also considers accessing the capital markets by way of issuance of new shares or share instruments (ADSs) and/or issuance or refinancing of convertible debt.
At the time of this report, the Management Board is not aware of any imminent risks, neither individually nor collectively, that could affect the company as a going concern.
For the effects from the agreements with Novartis regarding the potential business combination of MorphoSys via a voluntary takeover offer and with Incyte on the sale of tafasitamab on February 5, 2024, please refer to the section "6.9 - Subsequent events" of the notes.
Authorized Capital
In comparison to December 31, 2022, the number of authorized ordinary shares decreased from 9,195,696 (€ 9,195,696) to 8,909,562 (€ 8,909,562). At the Annual General Meeting on May 17, 2023, Authorized Capital 2023-I in the amount of € 6,846,388 and Authorized Capital 2023-II in the amount of € 3,423,194, was newly created. The reduction of Authorized Capital 2019-I in the amount of € 46,246, the reduction of Authorized Capital 2021-I in the amount of € 4,861,376, the reduction of Authorized Capital 2021-II in the amount of € 1,951,452 and the reduction of Authorized Capital 2021-III in the amount of € 273,448 had an offsetting effect.
Under the Authorized Capital 2023-I, the Management Board is authorized, with the consent of the Supervisory Board, to increase the Company’s share capital on one or several occasions until and including May 16, 2028 against cash and/or non-cash contributions by a total of up to € 6,846,388 by issuing up to 6,846,388 new no-par-value bearer shares.
Under the Authorized Capital 2023-II, the Management Board is authorized, with the consent of the Supervisory Board, to increase the Company’s share capital on one or several occasions until and including May 16, 2028 against cash and/or non-cash contributions by a total of up to € 3,423,194 by issuing up to 3,423,194 new no-par-value bearer shares.
On December 14, 2023, a total of 3,423,194 shares were issued from Authorized Capital 2023-II. The Authorized Capital 2023-II was thus fully utilized. The cash increase was recorded in the commercial register on December 15, 2023.
Pursuant to the Company’s Articles of Association, the shareholders may authorize the Management Board to increase the share capital with the consent of the Supervisory Board within a period of five years by issuing shares for a specific total amount referred to as authorized capital (Genehmigtes Kapital), which is a concept under German law that enables the company to issue shares without going through the process of obtaining an additional shareholders’ resolution. The aggregate nominal amount of the authorized capital created by the shareholders may not exceed half of the share capital existing at the time of registration of the authorized capital in the commercial register.
Conditional Capital
In comparison to December 31, 2022, the number of ordinary shares of conditional capital decreased from 6,804,134 (€ 6,804,134) to 6,688,406 (€ 6,688,406). In the course of this General Meeting on May 17, 2023, the Conditional Capital 2016-III was reduced by € 115,728.
Although shareholders may resolve to amend or create conditional capital (Bedingtes Kapital), they may do so only to issue conversion or subscription rights to holders of convertible bonds in preparation for a merger with another company or to issue subscription rights to employees and members of the Management Board of the Company or of an affiliated company by way of consent or authorizing resolution. According to German law, the aggregate nominal amount of the conditional capital created at the shareholders’ meeting may not exceed half of the share capital existing at the time of the shareholders’ meeting adopting such resolution. The aggregate nominal amount of the conditional capital created for the purpose of granting subscription rights to employees and members of the management of our Company or of an affiliated company may not exceed 10% of the share capital existing at the time of the shareholders’ meeting adopting such resolution.
Treasury Stock
In the years 2023, 2022 and 2021, the Group did not repurchase any of its own shares. The composition and development of this line item are listed in the table below.

	Number of Shares	Value
Balance as of December 31, 2020	131,414	4,868,744
Transfer in 2021	(48,260)	(1,783,690)
Balance as of December 31, 2021	83,154	3,085,054
Transfer in 2022	(17,174)	(634,751)
Balance as of December 31, 2022	65,980	2,450,303
Transfer in 2023	(12,295)	(454,423)
Balance as of December 31, 2023	53,685	1,995,880
On December 31, 2023, the Company held 53,685 treasury shares with a value of € 1,995,880 – a decrease of € 454,423 compared to December 31, 2022 (65,980 shares, € 2,450,303). The reason for this decrease was the transfer of 12,295 treasury shares amounting to € 454,423 to the Management Board and selected employees of the Company (beneficiaries) from the 2019
Long-Term Incentive Plan (LTI Plan). The vesting period for this LTI Plan expired on April 1, 2023, and offered beneficiaries a six-month period until November 3, 2023, to receive a total of 12,295 shares.
Consequently, the number of MorphoSys shares owned by the Company as of December 31, 2023, was 53,685 (December 31, 2022: 65,980) and the number of outstanding shares amounted to 37,601,452 (December 31, 2022: 34,165,963). The repurchased shares may be used for all of the purposes named in the authorization granted by the Annual General Meeting on May 23, 2014, particularly for existing and future employee stock option programs and/or to finance acquisitions. The shares may also be redeemed.
Additional Paid-in Capital
As of December 31, 2023, the capital reserve amounted to € 938,088,474 (December 31, 2022: € 833,708,724). The increase by a total of € 104,379,750 resulted mainly from the capital increase in December 2023 (€ 99,272,626, before costs for raising equity totaling € 6,650,567). In addition, additional paid-in-capital increased due to the sale of the investment in adivo GmbH on June 7, 2023. The gain on the disposal amounted to € 6,271,775 and was recognized in equity due to the recycling from other comprehensive income. Furthermore, the increase is attributable to the allocation of personnel expenses from share-based payments in the amount of € 5,940,339. Part of the increase was offset by a decline that resulted from the reclassification of treasury shares related to share allocations from the 2019 Long-Term Incentive Plan in the amount of € 454,423.
Other Comprehensive Income Reserve
On December 31, 2023, this reserve included changes in the fair value of equity instruments of € 331,972 (December 31, 2022: € (27,486)) recognized directly in equity, as well as currency translation differences from consolidation of € 88,103,480 (December 31, 2022: € 115,354,088). The currency translation differences from consolidation included exchange rate differences from the revaluation of the financial statements of Group companies prepared in foreign currencies and differences between the exchange rates used in the balance sheet and income statement.
Accumulated Deficit
The consolidated net loss for the year of € 189,734,199 is reported under “accumulated deficit.” As a result, the accumulated deficit increased from € 823,407,416 in 2022 to € 1,013,133,943 in 2023.